ZEA CAPITAL FUND LLC
PORTFOLIO ALLOCATION AND DIVERSIFICATION

Portfolio allocation and diversification are two of the most important concepts to understand when it comes to achieving long-term investment success.

- **Portfolio allocation** is how your total asset portfolio is divided among major asset classes, including traditional assets, such as equity (stocks), fixed-income (bonds), and cash (or cash equivalents), as well as alternative assets such as real estate, private equity, commodities and others.
- **Diversification** is how your allocation to an asset class is sub-divided among the investment types within that asset class. For example, an overall investment in equity (stocks) might be divided between the stocks of large public companies and small private companies.

WHY IS PORTFOLIO ALLOCATION IMPORTANT?

Portfolio allocation is important because it's the first step to creating an asset mix that properly balances your financial goals with your risk tolerance (your financial and emotional ability to withstand the risk of loss) and your investment time horizon (the amount of time you have to invest before you will need the money).

Different asset classes tend to have different risk/reward characteristics. For example, equity investments are generally considered riskier than fixed-income investments, but may offer the potential for higher returns. Similarly, cash investments are considered less risky than fixed-income, but also offer lower returns.

Major asset classes also tend to have low correlation with one another, which means they tend to behave differently under similar market conditions. For example, if the stock market rises, the bond market may fall, and vice-versa.

Understanding portfolio allocation points you in the right direction toward meeting your financial needs and attaining your long-term goals.

Portfolio allocation and diversification cannot eliminate the risks of fluctuating pricing and returns.

WHY IS DIVERSIFICATION IMPORTANT?

If portfolio allocation points you in the right direction, then diversification helps lead you down the path. It is important because different investment types within each asset class also tend to have different risk/reward characteristics and low correlation with one another.

For example, investments in small company stocks generally carry more risk of loss than large company stocks, but can offer the potential for higher returns. They also tend to behave differently under similar market conditions. When one rises in value, the other may fall in value. Diversifying among different investment types within an asset class can, therefore, help to reduce overall portfolio risk and help enhance long-term return potential.

ASSET CLASSES VERSUS INVESTMENT TYPES

	Asset Classes (Portfolio Allocation)	**Investment Types** (Diversification)
Traditional Asset Classes	**Equity** • Higher risk/reward • Investor is an "owner" • Liquid (shares can be quickly bought/sold on public market) • Available to average investor	• U.S. large company stocks • U.S. small company stocks • International large company stocks • International small company stocks • Equity index funds • Emerging markets (i.e., new or developing markets)
	Fixed-income • Lower to higher risk/reward depending on debt issuer (borrower) • Investor is a "lender" • Liquid (bonds can be quickly bought/sold on public market) • Available to average investor	• U.S. Treasury bonds • Municipal bonds • Corporate bonds • High-yield bonds (sometimes called "junk" or "less than investment grade" bonds)
	Cash (or cash equivalents) • Lower risk/reward • Highly liquid (funds are easily accessible) • Available to average investor	• Money market funds • Bank deposits • Short-term U.S. Treasury bills
Alternative Asset Classes	**Alternative Investments** • Higher risk/reward • Privately negotiated terms • Often illiquid (investment cannot be quickly bought/sold on a public market) • Usually accessible to high net worth individuals or institutional investors • Tend to have low correlation to traditional asset classes	• Real estate • Commodities • Private equity and venture capital

ZEA CAPITAL FUND LLC
PORTFOLIO ALLOCATION AND DIVERSIFICATION

BOTH CONCEPTS WORK TOGETHER

Portfolio allocation and diversification are both important in helping to achieve your financial goals, because it's possible to have an appropriate portfolio allocation and still not be suitably diversified, and vice versa:

- **Example #1:** A portfolio is allocated 25% to equity, 50% to fixed-income, 20% to alternative investments, and 5% to cash. The overall portfolio allocation may be fine based on the investor's needs and goals; however, if the 25% equity allocation is invested in only a single company stock or type of stock, the portfolio is not diversified and may be riskier than the investor intends.

  To reduce overall portfolio risk and help enhance return potential, the investor could divide the equity allocation among different types of stock investments.

- **Example #2:** A portfolio is allocated 100% to equity. Unless the investor has a high-risk tolerance and a long-time horizon, the portfolio allocation is probably too risky.

  To reduce overall portfolio risk and help enhance return potential, the equity allocation should be divided among different asset classes according to the investor's needs and goals.

WHERE DOES ZEA CAPITAL FIT IN?

Because Zea Capital is a private equity fund, it is considered an "alternative investment." Therefore, it shares many of the same characteristics as other alternative investments:

- Higher risk, but also higher reward potential
- Privately negotiated terms
- Illiquidity
- Low correlation to traditional asset classes

There is a key difference between Zea Capital Fund and most private equity funds: a lower minimum investment. Most private equity funds have a high minimum investment of $1 million or more, making them accessible only to very high net worth individuals or institutional investors.

The minimum investment for Zea Capital Fund is comparatively low at $25,000. This makes Zea accessible to those who would be ineligible to participate in typical alternative investment products.

IS ZEA CAPITAL RIGHT FOR YOU?

Whether Zea Capital Fund is right for you or not depends on several factors unique to your situation. Before you make a decision, carefully read Zea's prospectus and consider the following questions.

- How is your current asset portfolio allocated? Does an alternative investment allocation in private equity make sense?
- Is your current portfolio allocation appropriately diversified to balance risk/reward? Could you benefit from diversification into private equity?
- What is your investment time horizon? Are you able to hold at least the minimum investment amount for the anticipated life of the Fund that generally lasts 10 years or longer?
- What is your tolerance for risk? Are you comfortable accepting a higher level of risk of loss for the potential of higher long-term rewards?